Exhibit 99.2

Quarterly Financial Supplement
Fourth Quarter 2022
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Atlantic Reinsurance Company Ltd.	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
4th Quarter 2022

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein include the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders’ equity and book value per share position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. A reconciliation of RGA, Inc. shareholders’ equity and book value per share before and after the impact of AOCI is presented in the appendix.

Reinsurance Group of America, Incorporated
2022 Notes

During the fourth quarter of 2022, the Company revised the presentation of its investments in limited partnerships and real estate joint ventures to be presented separately in the consolidated balance sheet. Previously, investments in limited partnerships and real estate joint ventures were included in other invested assets in the consolidated balance sheet. The Company revised prior periods’ balance sheets to conform to the updated presentation. This change in presentation did not impact the accounting for, or the recognition of income from investments in limited partnerships and real estate joint ventures in the consolidated statements of income.

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to-Date
(USD millions, except in force & per share and shares data)	Dec. 31,	Sept. 30,	June 30,		March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2022	2022	2022		2022	2021		2022	2021	Change
Net premiums	$3,446	$3,247	$3,230		$3,155	$3,407	$39	$13,078	$12,513	$565
Net income (loss) available to RGA's shareholders	204	284	198		(63)	156	48	623	617	6
Adjusted operating income (loss)	202	352	391		32	(38)	240	977	77	900
Return on equity - annualized	21.0%	23.9%	10.6%		(2.3)%	4.8%	16.2%
Return on equity - trailing 12 months	8.7%	6.4%	2.5%		3.4%	4.7%	4.0%
Adjusted operating return on equity (ex AOCI) - annualized	8.4%	14.8%	16.8%		1.4%	(1.6)%	10.0%
Adjusted operating return on equity (ex AOCI) - trailing 12 months	10.3%	7.9%	3.3%		2.1%	0.8%	9.5%
Total assets	$84,706	$82,705	$84,609		$89,761	$92,175	$(7,469)
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,672.2	$1,662.7	$1,650.5		$1,645.1	$1,628.4	$43.8
U.S. and Latin America Financial Solutions	5.2	5.3	5.3		5.3	5.3	(0.1)
Canada Traditional	463.6	448.7	477.2		484.5	472.6	(9.0)
Europe, Middle East and Africa Traditional	735.4	671.3	756.4		850.7	861.6	(126.2)
Asia Pacific Traditional	518.6	479.4	486.1		508.4	497.4	21.2
Asia Pacific Financial Solutions	5.7	5.2	5.4	(1)	1.1	1.7	4.0
Total assumed life reinsurance in force	$3,400.7	$3,272.6	$3,380.9		$3,495.1	$3,467.0	$(66.3)
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$36.4	$37.3	$32.7		$39.5	$32.4	$4.0	$145.9	$130.5	$15.4
Canada Traditional	11.9	10.8	12.8		12.7	14.6	(2.7)	48.2	48.8	(0.6)
Europe, Middle East and Africa Traditional	35.6	38.2	45.1		50.5	51.0	(15.4)	169.4	198.4	(29.0)
Asia Pacific Traditional	8.6	14.4	5.7		16.6	8.6	—	45.3	34.2	11.1
Asia Pacific Financial Solutions	—	—	—		0.1	0.1	(0.1)	0.1	0.2	(0.1)
Total assumed new business production	$92.5	$100.7	$96.3		$119.4	$106.7	$(14.2)	$408.9	$412.1	$(3.2)
Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income (loss)	$3.07	$4.24	$2.95		$(0.93)	$2.32	$0.75	$9.31	$9.10	$0.21
Adjusted operating income (loss)	$3.04	$5.26	$5.83		$0.48	$(0.56)	$3.60	$14.60	$1.14	$13.46
Diluted earnings per share (2)
Net income (loss) (2)	$3.02	$4.19	$2.92		$(0.93)	$2.30	$0.72	$9.21	$9.04	$0.17
Adjusted operating income (loss) (2)	$2.99	$5.20	$5.78		$0.47	$(0.56)	$3.55	$14.43	$1.13	$13.30
Wgt. average common shares outstanding
Basic	66,748	66,936	66,996		67,104	67,380	(632)	66,945	67,814	(869)
Diluted	67,793	67,663	67,620		67,649	67,930	(137)	67,703	68,286	(583)
Common shares issued	85,311	85,311	85,311		85,311	85,311	—	85,311	85,311	—
Treasury shares	18,635	18,484	18,304		18,323	18,140	495	18,635	18,140	495
Common shares outstanding	66,676	66,827	67,007		66,988	67,171	(495)	66,676	67,171	(495)
Book value per share	$62.16	$54.66	$87.14		$137.08	$193.75	$(131.59)
Per share effect of AOCI	$(84.06)	$(89.25)	$(53.12)		$(0.81)	$54.22	$(138.28)
Book value per share, excluding AOCI	$146.22	$143.91	$140.26		$137.89	$139.53	$6.69
Stockholders’ dividends paid	$53	$54	$49		$49	$49	$4	$205	$194	$11
(1) During the quarter, the Company changed its calculation for assumed life reinsurance in force, resulting in an increase for the quarter.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$3,446	$3,247	$3,230	$3,155	$3,407	$39	$13,078	$12,513	$565
Net investment income	828	769	754	810	771	57	3,161	3,138	23
Investment related gains (losses), net	8	(134)	(254)	(126)	88	(80)	(506)	560	(1,066)
Other revenue	93	184	157	91	93	—	525	447	78
Total revenues	4,375	4,066	3,887	3,930	4,359	16	16,258	16,658	(400)
Benefits and expenses:
Claims and other policy benefits	3,191	2,815	2,815	3,225	3,482	(291)	12,046	12,776	(730)
Interest credited	214	189	138	141	159	55	682	700	(18)
Policy acquisition costs and other insurance expenses	355	396	393	355	406	(51)	1,499	1,416	83
Other operating expenses	289	251	243	226	253	36	1,009	936	73
Interest expense	54	46	42	42	(2)	56	184	127	57
Collateral finance and securitization expense	1	3	2	1	4	(3)	7	12	(5)
Total benefits and expenses	4,104	3,700	3,633	3,990	4,302	(198)	15,427	15,967	(540)
Income (loss) before income taxes	271	366	254	(60)	57	214	831	691	140
Provision for income taxes	65	81	55	3	(99)	164	204	74	130
Net income (loss)	206	285	199	(63)	156	50	627	617	10
Net income attributable to noncontrolling interest	2	1	1	—	—	2	4	—	4
Net income (loss) available to RGA's shareholders	$204	$284	$198	$(63)	$156	$48	$623	$617	$6

Pre-tax adjusted operating income reconciliation:
Income (loss) before income taxes	$271	$366	$254	$(60)	$57	$214	$831	$691	$140
Investment and derivative (gains) losses (1)	(45)	153	203	119	(31)	(14)	430	(429)	859
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	67	17	56	33	(20)	87	173	(107)	280
GMXB embedded derivatives (1)	(15)	(21)	12	(14)	(29)	14	(38)	7	(45)
Funds withheld (gains) losses - investment income	1	5	9	8	(1)	2	23	(5)	28
EIA embedded derivatives - interest credited	1	(10)	(27)	(17)	(9)	10	(53)	(45)	(8)
DAC offset, net	(36)	12	7	(10)	26	(62)	(27)	38	(65)
Investment (income) loss on unit-linked variable annuities	2	5	8	9	(5)	7	24	(4)	28
Interest credited on unit-linked variable annuities	(2)	(5)	(8)	(9)	5	(7)	(24)	4	(28)
Interest expense on uncertain tax positions	—	1	—	—	(34)	34	1	(26)	27
Non-investment derivatives and other	1	(71)	(9)	—	5	(4)	(79)	(3)	(76)
Adjusted operating income (loss) before income taxes	$245	$452	$505	$59	$(36)	$281	$1,261	$121	$1,140

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$204	$284	$198	$(63)	$156	$48	$623	$617	$6
Investment and derivative (gains) losses (1)	(11)	119	152	94	(25)	14	354	(338)	692
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	53	14	44	26	(16)	69	137	(85)	222
GMXB embedded derivatives (1)	(12)	(16)	9	(11)	(22)	10	(30)	6	(36)
Funds withheld (gains) losses - investment income	1	4	7	6	(1)	2	18	(4)	22
EIA embedded derivatives - interest credited	1	(8)	(22)	(13)	(8)	9	(42)	(36)	(6)
DAC offset, net	(28)	9	6	(8)	21	(49)	(21)	30	(51)
Investment (income) loss on unit-linked variable annuities	2	4	6	7	(4)	6	19	(3)	22
Interest credited on unit-linked variable annuities	(2)	(4)	(6)	(7)	4	(6)	(19)	3	(22)
Interest expense on uncertain tax positions	—	1	—	—	(27)	27	1	(21)	22
Non-investment derivatives and other	1	(56)	(7)	—	4	(3)	(62)	(2)	(60)
Uncertain tax positions and other tax related items	(9)	—	3	1	(120)	111	(5)	(90)	85
Net income attributable to noncontrolling interest	2	1	1	—	—	2	4	—	4
Adjusted operating income (loss)	$202	$352	$391	$32	$(38)	$240	$977	$77	$900

Diluted earnings per share - adjusted operating income (loss) (2)	$2.99	$5.20	$5.78	$0.47	$(0.56)	$3.55	$14.43	$1.13	$13.30

Foreign currency effect on (3):
Net premiums	$(164)	$(160)	$(119)	$(47)	$(3)	$(161)	$(490)	$250	$(740)
Adjusted operating income (loss) before income taxes	$(19)	$(13)	$(14)	$(1)	$—	$(19)	$(47)	$4	$(51)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.
(2) As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021
Assets
Fixed maturity securities, available-for-sale	$52,901	$50,495	$53,294	$57,922	$60,749
Equity securities	134	137	127	139	151
Mortgage loans	6,590	6,558	6,544	6,535	6,283
Policy loans	1,231	1,202	1,218	1,221	1,234
Funds withheld at interest	6,003	6,177	6,393	6,737	6,954
Limited partnerships and real estate joint ventures	2,327	2,197	2,074	1,943	1,996
Short-term investments	154	225	272	315	87
Other invested assets	1,140	1,049	1,036	1,090	1,074
Total investments	70,480	68,040	70,958	75,902	78,528
Cash and cash equivalents	2,927	3,512	2,556	2,709	2,948
Accrued investment income	630	628	572	578	533
Premiums receivable and other reinsurance balances	3,013	2,820	2,884	2,883	2,888
Reinsurance ceded receivables	2,462	2,456	2,558	2,595	2,580
Deferred policy acquisition costs	3,974	3,887	3,856	3,797	3,690
Other assets	1,220	1,362	1,225	1,297	1,008
Total assets	$84,706	$82,705	$84,609	$89,761	$92,175

Liabilities and equity
Future policy benefits	$35,220	$33,715	$34,833	$35,946	$35,782
Interest-sensitive contract liabilities	30,572	30,286	29,023	28,083	26,377
Other policy claims and benefits	6,571	6,249	6,464	7,079	6,993
Other reinsurance balances	756	909	582	582	613
Deferred income taxes	736	686	1,060	1,843	2,886
Other liabilities	2,655	2,910	2,899	3,123	2,663
Long-term debt	3,961	4,207	3,667	3,667	3,667
Collateral finance and securitization notes	—	—	152	166	180
Total liabilities	80,471	78,962	78,680	80,489	79,161
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,502	2,493	2,478	2,465	2,461
Retained earnings	8,967	8,820	8,592	8,446	8,563
Treasury stock	(1,720)	(1,697)	(1,673)	(1,675)	(1,653)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(171)	(216)	(39)	4	(9)
Unrealized appreciation of securities, net of income taxes	(5,407)	(5,697)	(3,469)	(9)	3,701
Pension and postretirement benefits, net of income taxes	(27)	(51)	(51)	(50)	(50)
Total RGA, Inc. stockholders’ equity	4,145	3,653	5,839	9,182	13,014
Noncontrolling interest	90	90	90	90	—
Total equity	4,235	3,743	5,929	9,272	13,014
Total liabilities and equity	$84,706	$82,705	$84,609	$89,761	$92,175
Total RGA, Inc. stockholders’ equity, excluding AOCI	$9,750	$9,617	$9,398	$9,237	$9,372

See appendix for reconciliation of total stockholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,778	$1,640	$1,631	$1,541	$1,697	$81	$6,590	$6,244	$346
Net investment income	238	214	209	304	245	(7)	965	930	35
Investment related gains (losses), net	6	8	19	15	4	2	48	6	42
Other revenue	5	5	9	7	4	1	26	18	8
Total revenues	2,027	1,867	1,868	1,867	1,950	77	7,629	7,198	431

Benefits and expenses:
Claims and other policy benefits	1,713	1,398	1,389	1,765	1,892	(179)	6,265	6,720	(455)
Interest credited	18	18	17	17	18	—	70	70	—
Policy acquisition costs and other insurance expenses	223	203	208	208	209	14	842	792	50
Other operating expenses	52	44	45	43	42	10	184	156	28
Total benefits and expenses	2,006	1,663	1,659	2,033	2,161	(155)	7,361	7,738	(377)

Income (loss) before income taxes	$21	$204	$209	$(166)	$(211)	$232	$268	$(540)	$808

Loss and expense ratios:
Claims and other policy benefits	96.3%	85.2%	85.2%	114.5%	111.5%	(15.2)%	95.1%	107.6%	(12.5)%
Policy acquisition costs and other insurance expenses	12.5%	12.4%	12.8%	13.5%	12.3%	0.2%	12.8%	12.7%	0.1%
Other operating expenses	2.9%	2.7%	2.8%	2.8%	2.5%	0.4%	2.8%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$1	$—	$1	$—	$—	$1	$2	$3	$(1)
Income (loss) before income taxes	$—	$—	$—	$—	$1	$(1)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Qtr vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$1,778	$1,640	$1,631	$1,541	$1,697	$81	$6,590	$6,244	$346
Net investment income	238	214	209	304	245	(7)	965	930	35
Other revenue	5	5	9	7	4	1	26	18	8
Total revenues	2,021	1,859	1,849	1,852	1,946	75	7,581	7,192	389

Benefits and expenses:
Claims and other policy benefits	1,713	1,398	1,389	1,765	1,892	(179)	6,265	6,720	(455)
Interest credited	18	18	17	17	18	—	70	70	—
Policy acquisition costs and other insurance expenses	223	203	208	208	209	14	842	792	50
Other operating expenses	52	44	45	43	42	10	184	156	28
Total benefits and expenses	2,006	1,663	1,659	2,033	2,161	(155)	7,361	7,738	(377)

Adjusted operating income (loss) before income taxes	$15	$196	$190	$(181)	$(215)	$230	$220	$(546)	$766

Loss and expense ratios:
Claims and other policy benefits	96.3%	85.2%	85.2%	114.5%	111.5%	(15.2)%	95.1%	107.6%	(12.5)%
Policy acquisition costs and other insurance expenses	12.5%	12.4%	12.8%	13.5%	12.3%	0.2%	12.8%	12.7%	0.1%
Other operating expenses	2.9%	2.7%	2.8%	2.8%	2.5%	0.4%	2.8%	2.5%	0.3%

Foreign currency effect on (1):
Net premiums	$1	$—	$1	$—	$—	$1	$2	$3	$(1)
Adjusted operating income (loss) before income taxes	$—	$—	$—	$—	$1	$(1)	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$24	$13	$14	$15	$13	$11	$66	$55	$11
Net investment income	292	270	251	262	264	28	1,075	1,087	(12)
Investment related gains (losses), net	(114)	(22)	(93)	(80)	36	(150)	(309)	72	(381)
Other revenue	26	29	31	27	26	—	113	168	(55)
Total revenues	228	290	203	224	339	(111)	945	1,382	(437)

Benefits and expenses:
Claims and other policy benefits	49	42	42	48	37	12	181	166	15
Interest credited	147	130	101	107	120	27	485	565	(80)
Policy acquisition costs and other insurance expenses	17	58	59	40	79	(62)	174	192	(18)
Other operating expenses	13	12	12	9	10	3	46	37	9
Total benefits and expenses	226	242	214	204	246	(20)	886	960	(74)

Income (loss) before income taxes	$2	$48	$(11)	$20	$93	$(91)	$59	$422	$(363)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$24	$13	$14	$15	$13	$11	$66	$55	$11
Net investment income	291	270	254	264	264	27	1,079	1,086	(7)
Other revenue	26	29	32	27	25	1	114	167	(53)
Total revenues	341	312	300	306	302	39	1,259	1,308	(49)

Benefits and expenses:
Claims and other policy benefits	49	42	42	48	37	12	181	166	15
Interest credited	146	140	128	124	129	17	538	610	(72)
Policy acquisition costs and other insurance expenses	53	46	52	50	53	—	201	154	47
Other operating expenses	13	12	12	9	10	3	46	37	9
Total benefits and expenses	261	240	234	231	229	32	966	967	(1)

Adjusted operating income before income taxes	$80	$72	$66	$75	$73	$7	$293	$341	$(48)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Asset-Intensive
(Continued)

	Three Months Ended
(USD millions, shown net of reinsurance ceded)	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021
Annuity account values:
Fixed annuities (deferred)	$12,190	$12,408	$12,084	$11,693	$11,858

Net interest spread (fixed annuities)	1.8%	1.5%	1.3%	2.0%	1.4%

Equity-indexed annuities	$2,861	$2,952	$3,017	$3,114	$3,213

Variable annuities account values
No riders	$672	$642	$705	$786	$844
GMDB only	771	802	811	891	960
GMIB only	20	19	20	23	25
GMAB only	2	2	2	3	3
GMWB only	863	833	916	1,035	1,130
GMDB / WB	165	158	174	240	264
Other	15	15	16	18	19
Total variable annuities account values	$2,508	$2,471	$2,644	$2,996	$3,245

Fair value of liabilities associated with living benefit riders	$124	$139	$160	$148	$162

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$613	$623	$712	$656	$656

Bank-owned life insurance (BOLI)	$2,500	$2,508	$2,505	$2,499	$2,492

Other asset-intensive business	$110	$111	$112	$114	$115

Future policy benefits associated with:

Payout annuities	$4,021	$4,081	$4,160	$4,218	$4,274

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$1	$—	$1	$1	$—	$1	$3	$2	$1
Other revenue	26	25	74	27	28	(2)	152	108	44
Total revenues	27	25	75	28	28	(1)	155	110	45

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	1	1	—	1	3	4	(1)
Other operating expenses	4	3	2	3	3	1	12	13	(1)
Total benefits and expenses	5	3	3	4	3	2	15	17	(2)

Income before income taxes	$22	$22	$72	$24	$25	$(3)	$140	$93	$47

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions - Capital Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$1	$—	$1	$1	$—	$1	$3	$2	$1
Other revenue	26	25	74	27	28	(2)	152	108	44
Total revenues	27	25	75	28	28	(1)	155	110	45

Benefits and expenses:
Policy acquisition costs and other insurance expenses	1	—	1	1	—	1	3	4	(1)
Other operating expenses	4	3	2	3	3	1	12	13	(1)
Total benefits and expenses	5	3	3	4	3	2	15	17	(2)

Adjusted operating income before income taxes	$22	$22	$72	$24	$25	$(3)	$140	$93	$47

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Canada Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$308	$293	$314	$304	$324	$(16)	$1,219	$1,194	$25
Net investment income	62	63	58	55	60	2	238	248	(10)
Investment related gains (losses), net	5	2	(6)	1	—	5	2	3	(1)
Other revenue	3	—	1	2	1	2	6	3	3
Total revenues	378	358	367	362	385	(7)	1,465	1,448	17

Benefits and expenses:
Claims and other policy benefits	293	270	295	300	298	(5)	1,158	1,096	62
Policy acquisition costs and other insurance expenses	42	46	46	46	50	(8)	180	187	(7)
Other operating expenses	11	10	10	10	9	2	41	37	4
Total benefits and expenses	346	326	351	356	357	(11)	1,379	1,320	59

Income before income taxes	$32	$32	$16	$6	$28	$4	$86	$128	$(42)

Loss and expense ratios:
Claims and other policy benefits	95.1%	92.2%	93.9%	98.7%	92.0%	3.1%	95.0%	91.8%	3.2%
Policy acquisition costs and other insurance expenses	13.6%	15.7%	14.6%	15.1%	15.4%	(1.8)%	14.8%	15.7%	(0.9)%
Other operating expenses	3.6%	3.4%	3.2%	3.3%	2.8%	0.8%	3.4%	3.1%	0.3%

Foreign currency effect on (1):
Net premiums	$(23)	$(11)	$(13)	$—	$10	$(33)	$(47)	$76	$(123)
Income before income taxes	$(2)	$(1)	$(1)	$—	$—	$(2)	$(4)	$6	$(10)

Creditor reinsurance net premiums	$17	$18	$20	$18	$19	$(2)	$73	$74	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$308	$293	$314	$304	$324	$(16)	$1,219	$1,194	$25
Net investment income	63	64	58	55	59	4	240	247	(7)
Investment related gains, net	—	2	2	—	2	(2)	4	6	(2)
Other revenue	3	—	1	2	1	2	6	3	3
Total revenues	374	359	375	361	386	(12)	1,469	1,450	19

Benefits and expenses:
Claims and other policy benefits	293	270	295	300	298	(5)	1,158	1,096	62
Policy acquisition costs and other insurance expenses	42	46	46	46	50	(8)	180	187	(7)
Other operating expenses	11	10	10	10	9	2	41	37	4
Total benefits and expenses	346	326	351	356	357	(11)	1,379	1,320	59

Adjusted operating income before income taxes	$28	$33	$24	$5	$29	$(1)	$90	$130	$(40)

Loss and expense ratios:
Claims and other policy benefits	95.1%	92.2%	93.9%	98.7%	92.0%	3.1%	95.0%	91.8%	3.2%
Policy acquisition costs and other insurance expenses	13.6%	15.7%	14.6%	15.1%	15.4%	(1.8)%	14.8%	15.7%	(0.9)%
Other operating expenses	3.6%	3.4%	3.2%	3.3%	2.8%	0.8%	3.4%	3.1%	0.3%

Foreign currency effect on (1):
Net premiums	$(23)	$(11)	$(13)	$—	$10	$(33)	$(47)	$76	$(123)
Adjusted operating income before income taxes	$(2)	$(1)	$(1)	$—	$—	$(2)	$(4)	$6	$(10)

Creditor reinsurance net premiums	$17	$18	$20	$18	$19	$(2)	$73	$74	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$23	$24	$25	$23	$22	$1	$95	$90	$5
Net investment income	—	1	(1)	1	—	—	1	—	1
Other revenue	3	2	3	1	2	1	9	11	(2)
Total revenues	26	27	27	25	24	2	105	101	4

Benefits and expenses:
Claims and other policy benefits	14	21	22	11	17	(3)	68	79	(11)
Policy acquisition costs and other insurance expenses	—	1	—	1	1	(1)	2	3	(1)
Other operating expenses	1	1	1	—	1	—	3	4	(1)
Total benefits and expenses	15	23	23	12	19	(4)	73	86	(13)

Income before income taxes	$11	$4	$4	$13	$5	$6	$32	$15	$17

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(1)	$—	$1	$(3)	$(4)	$6	$(10)
Income before income taxes	$(1)	$—	$—	$—	$1	$(2)	$(1)	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$23	$24	$25	$23	$22	$1	$95	$90	$5
Net investment income	—	1	(1)	1	—	—	1	—	1
Other revenue	3	2	3	1	2	1	9	11	(2)
Total revenues	26	27	27	25	24	2	105	101	4

Benefits and expenses:
Claims and other policy benefits	14	21	22	11	17	(3)	68	79	(11)
Policy acquisition costs and other insurance expenses	—	1	—	1	1	(1)	2	3	(1)
Other operating expenses	1	1	1	—	1	—	3	4	(1)
Total benefits and expenses	15	23	23	12	19	(4)	73	86	(13)

Adjusted operating income before income taxes	$11	$4	$4	$13	$5	$6	$32	$15	$17

Foreign currency effect on (2):
Net premiums	$(2)	$(1)	$(1)	$—	$1	$(3)	$(4)	$6	$(10)
Adjusted operating income before income taxes	$(1)	$—	$—	$—	$—	$(1)	$(1)	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$422	$436	$427	$451	$435	$(13)	$1,736	$1,738	$(2)
Net investment income	24	21	22	22	22	2	89	88	1
Other revenue	4	—	(2)	3	—	4	5	1	4
Total revenues	450	457	447	476	457	(7)	1,830	1,827	3

Benefits and expenses:
Claims and other policy benefits	375	394	377	427	464	(89)	1,573	1,829	(256)
Policy acquisition costs and other insurance expenses	29	32	37	25	34	(5)	123	125	(2)
Other operating expenses	33	30	31	30	27	6	124	112	12
Total benefits and expenses	437	456	445	482	525	(88)	1,820	2,066	(246)

Income (loss) before income taxes	$13	$1	$2	$(6)	$(68)	$81	$10	$(239)	$249

Loss and expense ratios:
Claims and other policy benefits	88.9%	90.4%	88.3%	94.7%	106.7%	(17.8)%	90.6%	105.2%	(14.6)%
Policy acquisition costs and other insurance expenses	6.9%	7.3%	8.7%	5.5%	7.8%	(0.9)%	7.1%	7.2%	(0.1)%
Other operating expenses	7.8%	6.9%	7.3%	6.7%	6.2%	1.6%	7.1%	6.4%	0.7%

Foreign currency effect on (1):
Net premiums	$(53)	$(68)	$(46)	$(16)	$—	$(53)	$(183)	$95	$(278)
Income (loss) before income taxes	$(1)	$(1)	$(1)	$1	$—	$(1)	$(2)	$(23)	$21

Critical illness net premiums	$33	$41	$36	$39	$42	$(9)	$149	$174	$(25)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$422	$436	$427	$451	$435	$(13)	$1,736	$1,738	$(2)
Net investment income	24	21	22	22	22	2	89	88	1
Other revenue	4	—	(2)	3	—	4	5	1	4
Total revenues	450	457	447	476	457	(7)	1,830	1,827	3

Benefits and expenses:
Claims and other policy benefits	375	394	377	427	464	(89)	1,573	1,829	(256)
Policy acquisition costs and other insurance expenses	29	32	37	25	34	(5)	123	125	(2)
Other operating expenses	33	30	31	30	27	6	124	112	12
Total benefits and expenses	437	456	445	482	525	(88)	1,820	2,066	(246)

Adjusted operating income (loss) before income taxes	$13	$1	$2	$(6)	$(68)	$81	$10	$(239)	$249

Loss and expense ratios:
Claims and other policy benefits	88.9%	90.4%	88.3%	94.7%	106.7%	(17.8)%	90.6%	105.2%	(14.6)%
Policy acquisition costs and other insurance expenses	6.9%	7.3%	8.7%	5.5%	7.8%	(0.9)%	7.1%	7.2%	(0.1)%
Other operating expenses	7.8%	6.9%	7.3%	6.7%	6.2%	1.6%	7.1%	6.4%	0.7%

Foreign currency effect on (1):
Net premiums	$(53)	$(68)	$(46)	$(16)	$—	$(53)	$(183)	$95	$(278)
Adjusted operating income (loss) before income taxes	$(1)	$(1)	$(1)	$1	$—	$(1)	$(2)	$(23)	$21

Critical illness net premiums	$33	$41	$36	$39	$42	$(9)	$149	$174	$(25)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$127	$112	$119	$128	$91	$36	$486	$350	$136
Net investment income	43	37	33	35	56	(13)	148	205	(57)
Investment related gains (losses), net	(11)	(9)	(22)	16	8	(19)	(26)	49	(75)
Other revenue	6	2	4	3	2	4	15	12	3
Total revenues	165	142	134	182	157	8	623	616	7

Benefits and expenses:
Claims and other policy benefits	103	104	94	91	60	43	392	254	138
Interest credited	(2)	(5)	(8)	(9)	5	(7)	(24)	4	(28)
Policy acquisition costs and other insurance expenses	1	1	2	1	5	(4)	5	10	(5)
Other operating expenses	16	11	13	14	12	4	54	45	9
Total benefits and expenses	118	111	101	97	82	36	427	313	114

Income before income taxes	$47	$31	$33	$85	$75	$(28)	$196	$303	$(107)

Foreign currency effect on (2):
Net premiums	$(17)	$(20)	$(14)	$(5)	$1	$(18)	$(56)	$21	$(77)
Income before income taxes	$(6)	$(4)	$(4)	$(3)	$1	$(7)	$(17)	$21	$(38)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$127	$112	$119	$128	$91	$36	$486	$350	$136
Net investment income	46	46	47	50	51	(5)	189	198	(9)
Investment related gains (losses), net	4	5	5	4	3	1	18	6	12
Other revenue	6	2	4	3	2	4	15	12	3
Total revenues	183	165	175	185	147	36	708	566	142

Benefits and expenses:
Claims and other policy benefits	103	104	94	91	60	43	392	254	138
Interest credited	—	—	—	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	1	1	2	1	5	(4)	5	10	(5)
Other operating expenses	16	11	13	14	12	4	54	45	9
Total benefits and expenses	120	116	109	106	77	43	451	309	142

Adjusted operating income before income taxes	$63	$49	$66	$79	$70	$(7)	$257	$257	$—

Foreign currency effect on (2):
Net premiums	$(17)	$(20)	$(14)	$(5)	$1	$(18)	$(56)	$21	$(77)
Adjusted operating income before income taxes	$(10)	$(8)	$(7)	$(3)	$1	$(11)	$(28)	$18	$(46)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$700	$660	$640	$650	$773	$(73)	$2,650	$2,624	$26
Net investment income	38	38	33	33	36	2	142	136	6
Investment related gains (losses), net	4	3	5	—	—	4	12	(1)	13
Other revenue	2	4	8	5	6	(4)	19	19	—
Total revenues	744	705	686	688	815	(71)	2,823	2,778	45

Benefits and expenses:
Claims and other policy benefits	575	498	537	542	667	(92)	2,152	2,445	(293)
Policy acquisition costs and other insurance expenses	45	37	42	47	44	1	171	159	12
Other operating expenses	57	52	49	48	47	10	206	184	22
Total benefits and expenses	677	587	628	637	758	(81)	2,529	2,788	(259)

Income (loss) before income taxes	$67	$118	$58	$51	$57	$10	$294	$(10)	$304

Loss and expense ratios:
Claims and other policy benefits	82.1%	75.5%	83.9%	83.4%	86.3%	(4.2)%	81.2%	93.2%	(12.0)%
Policy acquisition costs and other insurance expenses	6.4%	5.6%	6.6%	7.2%	5.7%	0.7%	6.5%	6.1%	0.4%
Other operating expenses	8.1%	7.9%	7.7%	7.4%	6.1%	2.0%	7.8%	7.0%	0.8%

Foreign currency effect on (1):
Net premiums	$(61)	$(50)	$(38)	$(23)	$(13)	$(48)	$(172)	$52	$(224)
Income (loss) before income taxes	$(3)	$(6)	$(5)	$2	$(2)	$(1)	$(12)	$(2)	$(10)

Critical illness net premiums	$324	$296	$301	$295	$424	$(100)	$1,216	$1,281	$(65)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$700	$660	$640	$650	$773	$(73)	$2,650	$2,624	$26
Net investment income	38	38	33	33	36	2	142	136	6
Investment related gains (losses), net	4	3	5	—	—	4	12	(1)	13
Other revenue	2	4	8	5	6	(4)	19	19	—
Total revenues	744	705	686	688	815	(71)	2,823	2,778	45

Benefits and expenses:
Claims and other policy benefits	575	498	537	542	667	(92)	2,152	2,445	(293)
Policy acquisition costs and other insurance expenses	45	37	42	47	44	1	171	159	12
Other operating expenses	57	52	49	48	47	10	206	184	22
Total benefits and expenses	677	587	628	637	758	(81)	2,529	2,788	(259)

Adjusted operating income (loss) before income taxes	$67	$118	$58	$51	$57	$10	$294	$(10)	$304

Loss and expense ratios:
Claims and other policy benefits	82.1%	75.5%	83.9%	83.4%	86.3%	(4.2)%	81.2%	93.2%	(12.0)%
Policy acquisition costs and other insurance expenses	6.4%	5.6%	6.6%	7.2%	5.7%	0.7%	6.5%	6.1%	0.4%
Other operating expenses	8.1%	7.9%	7.7%	7.4%	6.1%	2.0%	7.8%	7.0%	0.8%

Foreign currency effect on (1):
Net premiums	$(61)	$(50)	$(38)	$(23)	$(13)	$(48)	$(172)	$52	$(224)
Adjusted operating income (loss) before income taxes	$(2)	$(7)	$(4)	$1	$(2)	$—	$(12)	$(2)	$(10)

Critical illness net premiums	$324	$296	$301	$295	$424	$(100)	$1,216	$1,281	$(65)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$64	$69	$60	$43	$52	$12	$236	$218	$18
Net investment income	95	77	56	44	42	53	272	138	134
Investment related gains (losses), net	82	(93)	(113)	(81)	7	75	(205)	19	(224)
Other revenue	—	118	40	15	13	(13)	173	42	131
Total revenues	241	171	43	21	114	127	476	417	59

Benefits and expenses:
Claims and other policy benefits	69	88	59	41	47	22	257	187	70
Interest credited	39	38	22	20	15	24	119	57	62
Policy acquisition costs and other insurance expenses	21	43	22	12	15	6	98	56	42
Other operating expenses	6	4	6	4	4	2	20	19	1
Total benefits and expenses	135	173	109	77	81	54	494	319	175

Income (loss) before income taxes	$106	$(2)	$(66)	$(56)	$33	$73	$(18)	$98	$(116)

Foreign currency effect on (2):
Net premiums	$(9)	$(10)	$(8)	$(3)	$(2)	$(7)	$(30)	$(3)	$(27)
Income (loss) before income taxes	$(18)	$20	$16	$6	$(2)	$(16)	$24	$(1)	$25

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net premiums	$64	$69	$60	$43	$52	$12	$236	$218	$18
Net investment income	95	77	56	44	42	53	272	138	134
Investment related gains, net	4	4	5	4	3	1	17	14	3
Other revenue	7	36	16	7	13	(6)	66	42	24
Total revenues	170	186	137	98	110	60	591	412	179

Benefits and expenses:
Claims and other policy benefits	69	88	59	41	47	22	257	187	70
Interest credited	39	38	22	20	15	24	119	57	62
Policy acquisition costs and other insurance expenses	21	43	22	12	15	6	98	56	42
Other operating expenses	6	4	6	4	4	2	20	19	1
Total benefits and expenses	135	173	109	77	81	54	494	319	175

Adjusted operating income before income taxes	$35	$13	$28	$21	$29	$6	$97	$93	$4

Foreign currency effect on (2):
Net premiums	$(9)	$(10)	$(8)	$(3)	$(2)	$(7)	$(30)	$(3)	$(27)
Adjusted operating income before income taxes	$(3)	$2	$(1)	$(1)	$(2)	$(1)	$(3)	$(2)	$(1)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
GAAP Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$35	$48	$92	$53	$46	$(11)	$228	$304	$(76)
Investment related gains (losses), net	36	(23)	(44)	3	33	3	(28)	412	(440)
Other revenue	18	(1)	(11)	1	11	7	7	65	(58)
Total revenues	89	24	37	57	90	(1)	207	781	(574)

Benefits and expenses:
Interest credited	12	8	6	6	1	11	32	4	28
Policy acquisition costs and other insurance income	(24)	(25)	(24)	(26)	(31)	7	(99)	(112)	13
Other operating expenses	96	84	74	65	98	(2)	319	329	(10)
Interest expense	54	46	42	42	(2)	56	184	127	57
Collateral finance and securitization expense	1	3	2	1	4	(3)	7	12	(5)
Total benefits and expenses	139	116	100	88	70	69	443	360	83

Income (loss) before income taxes	$(50)	$(92)	$(63)	$(31)	$20	$(70)	$(236)	$421	$(657)

Foreign currency effect on (1):
Income (loss) before income taxes	$(7)	$3	$2	$—	$1	$(8)	$(2)	$11	$(13)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Revenues:
Net investment income	$35	$48	$92	$53	$46	$(11)	$228	$304	$(76)
Investment related gains, net	3	1	—	4	—	3	8	6	2
Other revenue	12	10	3	9	17	(5)	34	63	(29)
Total revenues	50	59	95	66	63	(13)	270	373	(103)

Benefits and expenses:
Interest credited	12	8	6	6	1	11	32	4	28
Policy acquisition costs and other insurance income	(24)	(25)	(24)	(26)	(31)	7	(99)	(112)	13
Other operating expenses	96	84	74	65	98	(2)	319	329	(10)
Interest expense	54	45	42	42	32	22	183	153	30
Collateral finance and securitization expense	1	3	2	1	4	(3)	7	12	(5)
Total benefits and expenses	139	115	100	88	104	35	442	386	56

Adjusted operating income (loss) before income taxes	$(89)	$(56)	$(5)	$(22)	$(41)	$(48)	$(172)	$(13)	$(159)

Foreign currency effect on (1):
Adjusted operating income (loss) before income taxes	$—	$2	$—	$1	$2	$(2)	$3	$6	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment GAAP Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
U.S. and Latin America:
Traditional	$21	$204	$209	$(166)	$(211)	$232	$268	$(540)	$808
Financial Solutions:
Asset Intensive	2	48	(11)	20	93	(91)	59	422	(363)
Capital Solutions	22	22	72	24	25	(3)	140	93	47
Total U.S. and Latin America	45	274	270	(122)	(93)	138	467	(25)	492
Canada:
Traditional	32	32	16	6	28	4	86	128	(42)
Financial Solutions	11	4	4	13	5	6	32	15	17
Total Canada	43	36	20	19	33	10	118	143	(25)
Europe, Middle East and Africa:
Traditional	13	1	2	(6)	(68)	81	10	(239)	249
Financial Solutions	47	31	33	85	75	(28)	196	303	(107)
Total Europe, Middle East and Africa	60	32	35	79	7	53	206	64	142
Asia Pacific:
Traditional	67	118	58	51	57	10	294	(10)	304
Financial Solutions	106	(2)	(66)	(56)	33	73	(18)	98	(116)
Total Asia Pacific	173	116	(8)	(5)	90	83	276	88	188
Corporate and Other	(50)	(92)	(63)	(31)	20	(70)	(236)	421	(657)
Consolidated income (loss) before income taxes	$271	$366	$254	$(60)	$57	$214	$831	$691	$140

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021		2022	2021	Change
U.S. and Latin America:
Traditional	$15	$196	$190	$(181)	$(215)	$230	$220	$(546)	$766
Financial Solutions:
Asset Intensive	80	72	66	75	73	7	293	341	(48)
Capital Solutions	22	22	72	24	25	(3)	140	93	47
Total U.S. and Latin America	117	290	328	(82)	(117)	234	653	(112)	765
Canada:
Traditional	28	33	24	5	29	(1)	90	130	(40)
Financial Solutions	11	4	4	13	5	6	32	15	17
Total Canada	39	37	28	18	34	5	122	145	(23)
Europe, Middle East and Africa:
Traditional	13	1	2	(6)	(68)	81	10	(239)	249
Financial Solutions	63	49	66	79	70	(7)	257	257	—
Total Europe, Middle East and Africa	76	50	68	73	2	74	267	18	249
Asia Pacific:
Traditional	67	118	58	51	57	10	294	(10)	304
Financial Solutions	35	13	28	21	29	6	97	93	4
Total Asia Pacific	102	131	86	72	86	16	391	83	308
Corporate and Other	(89)	(56)	(5)	(22)	(41)	(48)	(172)	(13)	(159)
Consolidated adjusted operating income (loss) before income taxes	$245	$452	$505	$59	$(36)	$281	$1,261	$121	$1,140

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021
Fixed maturity securities, available-for-sale (1)	$52,901	$50,495	$53,294	$57,922	$60,749
Equity securities	134	137	127	139	151
Mortgage loans	6,590	6,558	6,544	6,535	6,283
Policy loans	1,231	1,202	1,218	1,221	1,234
Limited partnerships and real estate joint ventures	2,327	2,197	2,074	1,943	1,996
Funds withheld at interest	6,003	6,177	6,393	6,737	6,954
Short-term investments	154	225	272	315	87
Other invested assets	1,140	1,049	1,036	1,090	1,074
Cash and cash equivalents	2,927	3,512	2,556	2,709	2,948
Total cash and invested assets	$73,407	$71,552	$73,514	$78,611	$81,476

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), residential mortgage-backed securities (“RMBS”), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supernational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021		2022	2021	Change
Average invested assets at amortized cost (1)	$35,300	$34,579	$34,859	$35,271	$34,325	$975	$34,398	$33,040	$1,358
Net investment income (1)	$386	$374	$397	$457	$397	$(11)	$1,614	$1,648	$(34)
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.45%	4.40%	4.63%	5.29%	4.70%	(25) bps	4.69%	4.99%	(30) bps
Variable investment income ("VII") (included in net investment income) (1)	$42	$38	$70	$141	$91	$(49)	$291	$433	$(142)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.14%	4.12%	3.96%	3.80%	3.78%	36 bps	4.00%	3.81%	19 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Amortized Cost, Allowance for Credit Losses, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity Securities

	December 31, 2022
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$38,963	$27	$168	$5,135	$33,969	64.2%
Canadian government	3,311	—	381	66	3,626	6.9%
RMBS	1,054	—	1	114	941	1.8%
ABS	4,324	10	4	440	3,878	7.3%
CMBS	1,835	—	—	212	1,623	3.1%
U.S. government	1,690	—	4	212	1,482	2.8%
State and political subdivisions	1,282	—	10	173	1,119	2.1%
Other foreign government	7,204	—	26	967	6,263	11.8%
Total fixed maturity securities	$59,663	$37	$594	$7,319	$52,901	100.0%

	December 31, 2021
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$35,239	$26	$3,084	$194	$38,103	62.8%
Canadian government	3,339	—	1,606	1	4,944	8.1%
RMBS	1,020	—	37	7	1,050	1.7%
ABS	4,024	—	22	41	4,005	6.6%
CMBS	1,790	1	66	6	1,849	3.0%
U.S. government	2,082	—	31	8	2,105	3.5%
State and political subdivisions	1,191	—	137	5	1,323	2.2%
Other foreign government	7,188	4	273	87	7,370	12.1%
Total fixed maturity securities	$55,873	$31	$5,256	$349	$60,749	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	December 31, 2022				December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$6,281	$5,672	16.7%	A-	$5,792	$6,163	16.2%	A-
Brokerage/asset managers/exchanges	1,302	1,115	3.3%	A-	1,073	1,145	3.0%	A-
Finance companies	410	350	1.0%	BBB	306	316	0.8%	BBB+
Insurance	4,452	3,851	11.3%	A-	3,987	4,383	11.5%	A-
REITs	1,205	1,013	3.0%	BBB+	987	1,022	2.7%	BBB+
Other finance	901	679	2.0%	A-	956	1,016	2.7%	A-
Total financial institutions	$14,551	$12,680	37.3%		$13,101	$14,045	36.9%
Industrials
Basic	$1,921	$1,690	5.0%	BBB	$1,972	$2,210	5.8%	BBB
Capital goods	1,734	1,550	4.6%	BBB	1,542	1,649	4.3%	BBB
Communications	2,517	2,136	6.3%	BBB	2,330	2,592	6.8%	BBB
Consumer cyclical	1,997	1,748	5.1%	BBB+	1,758	1,885	4.9%	BBB+
Consumer noncyclical	4,625	4,052	11.9%	BBB+	3,952	4,315	11.3%	BBB+
Energy	2,050	1,801	5.3%	BBB+	1,967	2,159	5.7%	BBB+
Technology	1,617	1,461	4.3%	BBB+	1,436	1,486	3.9%	BBB+
Transportation	2,160	1,859	5.5%	BBB+	2,050	2,192	5.8%	BBB+
Other industrial	1,003	960	2.8%	BBB	850	887	2.3%	BBB
Total industrials	$19,624	$17,257	50.8%		$17,857	$19,375	50.8%
Utilities
Electric	$3,779	$3,200	9.4%	A-	$3,256	$3,561	9.4%	A-
Natural gas	664	553	1.7%	A-	566	614	1.6%	BBB+
Other utility	345	279	0.8%	BBB+	459	508	1.3%	BBB+
Total utilities	$4,788	$4,032	11.9%		$4,281	$4,683	12.3%
Total	$38,963	$33,969	100.0%	BBB+	$35,239	$38,103	100.0%	BBB+

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$36,217	$32,295	61.1%	$33,881	$30,062	59.6%	$33,989	$31,782	59.6%	$34,434	$34,741	60.0%	$33,540	$36,725	60.5%
2	BBB	20,188	17,580	33.2%	19,931	16,924	33.5%	19,851	18,011	33.8%	19,691	19,574	33.8%	18,684	20,379	33.5%
3	BB	2,734	2,607	5.0%	3,044	2,843	5.6%	2,940	2,774	5.2%	2,821	2,769	4.8%	2,620	2,668	4.4%
4	B	397	331	0.6%	625	583	1.2%	658	619	1.2%	730	720	1.2%	876	863	1.4%
5	CCC	103	71	0.1%	107	62	0.1%	124	84	0.2%	127	92	0.2%	96	79	0.1%
6	In or near default	24	17	—%	42	21	—%	46	24	—%	46	26	—%	57	35	0.1%
	Total	$59,663	$52,901	100.0%	$57,630	$50,495	100.0%	$57,608	$53,294	100.0%	$57,849	$57,922	100.0%	$55,873	$60,749	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	December 31, 2022			September 30, 2022			June 30, 2022			March 31, 2022			December 31, 2021
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
RMBS
Agency	$476	$427	6.6%	$489	$442	7.0%	$519	$498	7.7%	$538	$537	8.3%	$551	$582	8.4%
Non-agency	578	514	8.0%	565	511	8.1%	485	452	7.0%	445	429	6.6%	469	468	6.8%
Total RMBS	1,054	941	14.6%	1,054	953	15.1%	1,004	950	14.7%	983	966	14.9%	1,020	1,050	15.2%
ABS:
Collateralized loan obligations ("CLOs")	1,825	1,702	26.4%	1,788	1,650	26.0%	1,714	1,622	25.1%	1,659	1,630	25.1%	1,761	1,752	25.4%
ABS, excluding CLOs	2,499	2,176	33.8%	2,377	2,073	32.6%	2,377	2,160	33.4%	2,256	2,116	32.5%	2,263	2,253	32.6%
Total ABS	4,324	3,878	60.2%	4,165	3,723	58.6%	4,091	3,782	58.5%	3,915	3,746	57.6%	4,024	4,005	58.0%
CMBS	1,835	1,623	25.2%	1,843	1,670	26.3%	1,856	1,735	26.8%	1,829	1,786	27.5%	1,790	1,849	26.8%
Total	$7,213	$6,442	100.0%	$7,062	$6,346	100.0%	$6,951	$6,467	100.0%	$6,727	$6,498	100.0%	$6,834	$6,904	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2022
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$21,867	$2,756	$6,840	$2,225	$28,707	$4,981
Canadian government	554	42	71	23	625	65
RMBS	664	62	181	53	845	115
ABS	1,596	153	1,931	269	3,527	422
CMBS	1,314	144	281	65	1,595	209
U.S. government	1,202	64	253	148	1,455	212
State and political subdivisions	819	124	131	50	950	174
Other foreign government	2,757	253	2,720	652	5,477	905
Total investment grade securities	$30,773	$3,598	$12,408	$3,485	$43,181	$7,083

Below investment grade securities:
Corporate	$767	$87	$305	$61	$1,072	$148
ABS	52	6	38	9	90	15
Other foreign government	39	2	164	60	203	62
Total below investment grade securities	$858	$95	$507	$130	$1,365	$225
Total fixed maturity securities	$31,631	$3,693	$12,915	$3,615	$44,546	$7,308

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2021
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$4,135	$86	$946	$51	$5,081	$137
Canadian government	20	1	—	—	20	1
RMBS	132	3	102	4	234	7
ABS	1,747	22	589	6	2,336	28
CMBS	152	2	35	2	187	4
U.S. government	1,513	6	31	2	1,544	8
State and political subdivisions	109	3	28	2	137	5
Other foreign government	2,237	33	724	37	2,961	70
Total investment grade securities	$10,045	$156	$2,455	$104	$12,500	$260

Below investment grade securities:
Corporate	$463	$13	$97	$44	$560	$57
ABS	—	—	13	13	13	13
Other foreign government	136	7	75	10	211	17
Total below investment grade securities	$599	$20	$185	$67	$784	$87
Total fixed maturity securities	$10,644	$176	$2,640	$171	$13,284	$347

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021		2022	2021	Change
Fixed maturity securities available-for-sale:
Change in allowance for credit losses and impairments	$13	$(9)	$(15)	$(12)	$(14)	$27	$(23)	$(12)	$(11)
Realized gains on investment activity	127	20	34	11	34	93	192	299	(107)
Realized losses on investment activity	(160)	(106)	(94)	(36)	(13)	(147)	(396)	(65)	(331)
Net gains (losses) on fixed maturity securities available-for-sale	(20)	(95)	(75)	(37)	7	(27)	(227)	222	(449)

Net gains (losses) on equity securities	(5)	7	(15)	(8)	(6)	1	(21)	25	(46)
Change in mortgage loan allowance for credit losses	(8)	(5)	(1)	(2)	4	(12)	(16)	29	(45)
Change in fair value of certain limited partnership investments	9	—	10	19	13	(4)	38	169	(131)
Other, net	(1)	6	9	7	11	(12)	21	25	(4)

Free-standing derivatives (1):
Interest rate swaps	(2)	(33)	(44)	(52)	7	(9)	(131)	(34)	(97)
Interest rate options	(9)	18	(6)	—	—	(9)	3	—	3
Total return swaps	22	(1)	—	—	—	22	21	—	21
Financial futures	(10)	7	24	7	(5)	(5)	28	(24)	52
Foreign currency swaps	(6)	9	11	7	5	(11)	21	20	1
Foreign currency swaps - hedged	1	1	—	4	1	—	6	2	4
Foreign currency forwards	61	(55)	(76)	(23)	(9)	70	(93)	(20)	(73)
CPI swaps	6	7	(11)	29	13	(7)	31	46	(15)
Credit default swaps	37	(12)	(33)	(58)	13	24	(66)	33	(99)
Equity options	(15)	8	21	—	(15)	—	14	(33)	47
Total free-standing derivatives	85	(51)	(114)	(86)	10	75	(166)	(10)	(156)
Embedded derivatives:
Modified coinsurance and funds withheld treaties	(67)	(17)	(56)	(33)	20	(87)	(173)	107	(280)
GMXB	15	21	(12)	14	29	(14)	38	(7)	45
Total embedded derivatives	(52)	4	(68)	(19)	49	(101)	(135)	100	(235)

Net gains (losses) on total derivatives	33	(47)	(182)	(105)	59	(26)	(301)	90	(391)

Total investment related gains (losses), net	$8	$(134)	$(254)	$(126)	$88	$(80)	$(506)	$560	$(1,066)

(1) Free-standing derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
U.S. & Latin America Traditional
Income (loss) before income taxes	$21	$204	$209	$(166)	$(211)	$232	$268	$(540)	$808
Investment and derivative losses (1)	1	(1)	—	—	—	1	—	—	—
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(7)	(7)	(19)	(15)	(4)	(3)	(48)	(6)	(42)
Adjusted operating income (loss) before income taxes	$15	$196	$190	$(181)	$(215)	$230	$220	$(546)	$766

U.S. & Latin America Asset-Intensive
Income (loss) before income taxes	$2	$48	$(11)	$20	$93	$(91)	$59	$422	$(363)
Investment and derivative (gains) losses (1)	55	19	6	46	9	46	126	22	104
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	74	24	75	48	(16)	90	221	(101)	322
GMXB embedded derivatives (1)	(15)	(21)	12	(14)	(29)	14	(38)	7	(45)
Funds withheld (gains) losses - investment income	(1)	—	3	2	—	(1)	4	(1)	5
EIA embedded derivatives - interest credited	1	(10)	(27)	(17)	(9)	10	(53)	(45)	(8)
DAC offset, net	(36)	12	7	(10)	26	(62)	(27)	38	(65)
Non-investment derivatives and other	—	—	1	—	(1)	1	1	(1)	2
Adjusted operating income before income taxes	$80	$72	$66	$75	$73	$7	$293	$341	$(48)

U.S. & Latin America Capital Solutions
Income before income taxes	$22	$22	$72	$24	$25	$(3)	$140	$93	$47
Adjusted operating income before income taxes	$22	$22	$72	$24	$25	$(3)	$140	$93	$47

Canada Traditional
Income before income taxes	$32	$32	$16	$6	$28	$4	$86	$128	$(42)
Investment and derivative (gains) losses (1)	(5)	—	8	(1)	2	(7)	2	3	(1)
Investment income - non-operating FWAI	1	1	—	—	(1)	2	2	(1)	3
Adjusted operating income before income taxes	$28	$33	$24	$5	$29	$(1)	$90	$130	$(40)

Canada Financial Solutions
Income before income taxes	$11	$4	$4	$13	$5	$6	$32	$15	$17
Adjusted operating income before income taxes	$11	$4	$4	$13	$5	$6	$32	$15	$17

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
	2022	2022	2022	2022	2021	Quarter	2022	2021	Change
Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$13	$1	$2	$(6)	$(68)	$81	$10	$(239)	$249
Adjusted operating income (loss) before income taxes	$13	$1	$2	$(6)	$(68)	$81	$10	$(239)	$249

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$47	$31	$33	$85	$75	$(28)	$196	$303	$(107)
Investment and derivative (gains) losses (1)	15	14	27	(12)	(5)	20	44	(43)	87
Investment income - non-operating FWAI	1	4	6	6	—	1	17	(3)	20
Investment (income) loss on unit-linked variable annuities	2	5	8	9	(5)	7	24	(4)	28
Interest credited on unit-linked variable annuities	(2)	(5)	(8)	(9)	5	(7)	(24)	4	(28)
Adjusted operating income before income taxes	$63	$49	$66	$79	$70	$(7)	$257	$257	$—

Asia Pacific Traditional
Income (loss) before income taxes	$67	$118	$58	$51	$57	$10	$294	$(10)	$304
Adjusted operating income (loss) before income taxes	$67	$118	$58	$51	$57	$10	$294	$(10)	$304

Asia Pacific Financial Solutions
Income (loss) before income taxes	$106	$(2)	$(66)	$(56)	$33	$73	$(18)	$98	$(116)
Investment and derivative (gains) losses (1)	(78)	97	118	85	(4)	(74)	222	(5)	227
Non-investment derivatives and other	7	(82)	(24)	(8)	—	7	(107)	—	(107)
Adjusted operating income before income taxes	$35	$13	$28	$21	$29	$6	$97	$93	$4

Corporate and Other
Income (loss) before income taxes	$(50)	$(92)	$(63)	$(31)	$20	$(70)	$(236)	$421	$(657)
Investment and derivative (gains) losses (1)	(33)	24	44	1	(33)	—	36	(406)	442
Interest expense on uncertain tax positions	—	1	—	—	(34)	34	1	(26)	27
Non-investment derivatives and other	(6)	11	14	8	6	(12)	27	(2)	29
Adjusted operating income (loss) before income taxes	$(89)	$(56)	$(5)	$(22)	$(41)	$(48)	$(172)	$(13)	$(159)

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated
Reconciliations of Stockholders’ Equity to Stockholders’ Equity Excluding AOCI
(USD millions except per share data)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021

RGA, Inc. stockholders’ equity	$4,145	$3,653	$5,839	$9,182	$13,014
Less effect of AOCI:
Accumulated currency translation adjustments	(171)	(216)	(39)	4	(9)
Unrealized appreciation (depreciation) of securities	(5,407)	(5,697)	(3,469)	(9)	3,701
Pension and postretirement benefits	(27)	(51)	(51)	(50)	(50)
RGA, Inc. stockholders’ equity, excluding AOCI	$9,750	$9,617	$9,398	$9,237	$9,372

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2022	2022	2022	2022	2021

Book value per share	$62.16	$54.66	$87.14	$137.08	$193.75
Less effect of AOCI:
Accumulated currency translation adjustments	(2.56)	(3.24)	(0.58)	0.06	(0.13)
Unrealized appreciation (depreciation) of securities	(81.10)	(85.25)	(51.78)	(0.13)	55.09
Pension and postretirement benefits	(0.40)	(0.76)	(0.76)	(0.74)	(0.74)
Book value per share, excluding AOCI	$146.22	$143.91	$140.26	$137.89	$139.53

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